NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

NUVEEN INFLATION PROTECTED MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

NUVEEN LIMITED TERM MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 14, 2012

TO THE PROSPECTUS DATED AUGUST 31, 2011

1.	The second sentence in the first paragraph of the section “How You Can Buy and Sell Shares—What Share Classes We Offer—Class B Shares” is deleted in its entirety and replaced with the following sentence:

Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

2.	The first paragraph of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge” is deleted in its entirety and replaced with the following paragraph:

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

3.	The first paragraph of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” is deleted in its entirety and replaced with the following paragraph:

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

4.	The first paragraph of the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege” is deleted in its entirety and replaced with the following paragraph:

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-0512P

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

NUVEEN INFLATION PROTECTED MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

NUVEEN LIMITED TERM MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 14, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2011

1.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Class A Shares” is deleted in its entirety and replaced with the following paragraph:

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.20%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on April 30, 2011 of Class A shares from the Nuveen Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

2.	The first paragraph of the section “Purchase and Redemption of Fund Shares —Shareholder Programs—Exchange Privilege” is deleted in its entirety and replaced with the following two paragraphs:

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

3.	The first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege” is deleted in its entirety and replaced with the following paragraph:

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NATSAI-0512P